UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2024

Nuwellis, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35312	No. 68-0533453
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road, Eden Prairie, MN (Address of Principal Executive Offices)	55344 (Zip Code)

(952) 345-4200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUWE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of Material Definitive Agreement.

On August 21, 2024, Nuwellis, Inc. (the “Company”) and DaVita Inc., a Delaware corporation (“DaVita”) entered into a Termination Agreement (the “Termination Agreement”) and mutually agreed to terminate its Supply and Collaboration Agreement, dated as of June 19, 2023, as amended (the “Supply Agreement”) and the related Common Stock Purchase Warrant (the “Warrant”) and Registration Rights Agreement (the “Registration Rights Agreement”), each dated as of June 19, 2023. The Supply Agreement, Warrant and Registration Rights Agreement are collectively referred to herein as the “DaVita Agreements”.

The termination of the Davita Agreements is effective immediately.   The respective rights and obligations of each party under the Supply Agreement that survive termination pursuant to the terms and conditions set forth therein shall continue and all rented and unused Products (as defined in the Supply Agreement) shall be returned to the Company.  The vesting milestones pursuant to the terms of the Supply Agreement were never attained and therefore the Warrant never vested. Additionally, because the Ultrafiltration Services Approval (as defined in the Supply Agreement) was never attained, the registration rights pursuant to the terms of the Registration Rights Agreement were never in effect.

The description of the terms of the DaVita Agreements, as applicable, are included in the Company’s Current Reports on Form 8-K filed on June 20, 2023 and June 6, 2024 and are incorporated herein by reference.

The foregoing summary of the Termination Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Termination Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Termination Agreement to the Supply and Collaboration Agreement, dated August 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2024	NUWELLIS, INC.

	By:	/s/ Nestor Jaramillo, Jr
Name:	Nestor Jaramillo, Jr.
Title:	President and Chief Executive Officer